UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: June 8, 2009

POWERSHARES DB MULTI-SECTOR COMMODITY TRUST

(Registrant)

POWERSHARES DB ENERGY FUND

POWERSHARES DB OIL FUND

DB MULTI-SECTOR COMMODITY MASTER TRUST

DB ENERGY MASTER FUND

DB OIL MASTER FUND

(Co-Registrants)

(Exact Name of each Registrant as Specified in its Charter)

PowerShares DB Multi-Sector Commodity Trust– Delaware

DB Multi-Sector Commodity Master Trust – Delaware

(State or Other Jurisdiction of Incorporation or Organization)

001-33229; 001-33240; 001-33242, 001-33232; 001-33239 and 001-33241	87-0778053 87-0778060 87-0778062 87-0778057 87-0778061 87-0778063
(Commission File Number(s))	(IRS Employer ID Number(s))

c/o DB Commodity Services LLC 60 Wall Street New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)

(212) 250-5883

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As disclosed in the prospectus of PowerShares DB Multi-Sector Commodity Trust dated May 1, 2009, which includes information regarding the PowerShares DB Energy Fund, DB Energy Master Fund, PowerShares DB Oil Fund and DB Oil Master Fund (collectively, the “Funds”), the Commodity Futures Trading Commission and commodity exchanges impose position limits on market participants trading in certain commodities included in the Deutsche Bank Liquid Commodity Index–Optimum Yield Energy Excess Return™ Index (the “DBE Index”), which includes Light, Sweet Crude Oil (WTI), Heating Oil, Brent Crude Oil, RBOB Gasoline and Natural Gas (the “DBE Index Commodities”) and the Deutsche Bank Liquid Commodity Index–Optimum Yield Crude Oil Excess Return™ Index (the “DBO Index”), which includes only Light, Sweet Crude Oil (WTI) (the “DBO Index Commodity”). The DBE Index and the DBO Index are comprised of futures contracts on the DBE Index Commodities (the “DBE Index Contracts”) and the DBO Index Commodity (the “DBO Index Contracts,” and together with the DBE Index Contracts, the “Index Contracts”) respectively, that expire in a specific month and trade on a specific exchange. Because the Funds have approached position limits with respect to certain of the Index Contracts, the Funds plan to invest in other futures contracts based on the Index Contracts (“Replacement Futures Contracts”) as each Fund surpasses these position limits.

When applicable, the specifications and weights of these Replacement Futures Contracts will be communicated on the Index Weights webpage of each Fund, which may be found at http://dbfunds.db.com/dbe/weights.aspx (with respect to PowerShares DB Energy Fund) and http://dbfunds.db.com/dbo/weights.aspx (with respect to PowerShares DB Oil Fund). These webpages will continue to disclose the Index Weights as it has since inception of the Funds, but will also disclose each Fund’s weights, which will reflect the weights of the underlying futures contracts of each Fund.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC, its Managing Owner

By:	/s/ Hans Ephraimson
Name:	Hans Ephraimson
Title:	Chief Executive Officer

By:	/s/ Martin Kremenstein
Name:	Martin Kremenstein
Title:	Chief Operating Officer

PowerShares DB Energy Fund, a series of PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Hans Ephraimson
Name:	Hans Ephraimson
Title:	Chief Executive Officer

By:	/s/ Martin Kremenstein
Name:	Martin Kremenstein
Title:	Chief Operating Officer

PowerShares DB Oil Fund, a series of PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Hans Ephraimson
Name:	Hans Ephraimson
Title:	Chief Executive Officer

By:	/s/ Martin Kremenstein
Name:	Martin Kremenstein
Title:	Chief Operating Officer

DB Multi-Sector Commodity Master Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Hans Ephraimson
Name:	Hans Ephraimson
Title:	Chief Executive Officer

By:	/s/ Martin Kremenstein
Name:	Martin Kremenstein
Title:	Chief Operating Officer

DB Energy Master Fund, a series of DB Multi-Sector Commodity Master Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Hans Ephraimson
Name:	Hans Ephraimson
Title:	Chief Executive Officer

By:	/s/ Martin Kremenstein
Name:	Martin Kremenstein
Title:	Chief Operating Officer

DB Oil Master Fund, a series of DB Multi-Sector Commodity Master Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Hans Ephraimson
Name:	Hans Ephraimson
Title:	Chief Executive Officer

By:	/s/ Martin Kremenstein
Name:	Martin Kremenstein
Title:	Chief Operating Officer

Date: June 8, 2009